                                                                    EXHIBIT 10.3


                                AGREEMENT dated as of July 13, 2000 (this
                        "Agreement"), among DONJOY, L.L.C., a Delaware limited liability company ("Holdings"), DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the "Borrower"), the financial institutions listed on the signature pages hereto (the "Lenders"), FIRST UNION NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and THE CHASE MANHATTAN BANK, as syndication agent (in such capacity, the "Syndication Agent").

               A. Pursuant to (a) the Credit Agreement dated as of June 30, 1999 (the "Credit Agreement"), among Holdings, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent and (b) Amendment No. 1 dated as of May 25, 2000 (the "Amendment Agreement"), to the Credit Agreement among Holdings, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

               B. The revised Schedule 2.01 to the Credit Agreement attached hereto as Exhibit A (the "Revised Schedule 2.01") evidences (a) the initial amount of each Lender's Term Commitment to make a Term Loan to the Borrower on the Effective Date, (b) the initial amount of each Lender's Term Commitment to make a New Term Loan to the Borrower on the Amendment Date and (c) the initial amount of each Lender's Revolving Commitment.

               Accordingly, the parties hereto hereby agree as follows:

               SECTION 1. The parties hereto hereby agree that Schedule 2.01 to the Credit Agreement is deleted in its entirety and the Revised Schedule 2.01 is substituted therefor.

               SECTION 2. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amendment Agreement.

               SECTION 3. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as of the Amendment Date when the Syndication Agent shall have received duly executed counterparts of this Agreement bearing the authorized signatures of the Borrower, Holdings, the Required Lenders and each Lender having a commitment to make New Term Loans.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                         DJ ORTHOPEDICS, LLC,

                              by
                                   /s/  Cyril Talbot
                                  ---------------------------------------
                                  Name:  Cyril Talbot
                                  Title:  Vice President Finance, CFO
                                            and Secretary



                         DONJOY, L.L.C.,

                              by
                                   /s/  Cyril Talbot
                                 ----------------------------------------
                                 Name:  Cyril Talbot
                                 Title:  Vice President Finance, CFO
                                            and Secretary



                         FIRST UNION NATIONAL BANK,
                         individually and as Administrative Agent and Collateral Agent,

                              by
                                   /s/  Ann Dodd
                                 ----------------------------------------
                                 Name:  Ann Dodd
                                 Title:  Senior Vice President



                         THE CHASE MANHATTAN BANK,
                         individually and as Syndication Agent,
                         Issuing Bank and Swingline Lender,

                              by
                                   /s/ Stephen P. Rochford
                                 ----------------------------------------
                                 Name:  Stephen P. Rochford
                                 Title:  Vice President

                         AMSOUTH BANK,

                              by
                                   /s/  Frank D. Marsicano
                                 ----------------------------------------
                                 Name:  Frank D. Marsicano
                                 Title:  Attorney in Fact



                         BANK AUSTRIA CREDITANSTALT
                         CORPORATE FINANCE INC.,

                                   /s/  Jack Bertges
                                 ----------------------------------------
                                 Name: Jack Bertges
                                 Title:  Executive Vice President

                              by
                                   /s/  Greg Roux
                                 ----------------------------------------
                                 Name:  Greg Roux
                                 Title:  Vice President

                         BANK LEUMI USA,

                              by
                                   /s/  Lisa Sanders
                                 ----------------------------------------
                                 Name:  Lisa Sanders
                                 Title:  Vice President



                         FLEET CAPITAL CORPORATION,

                              by
                                   /s/  Matthew R. Van Steenhuyse
                                 ----------------------------------------
                                 Name: Matthew R. Van Steenhuyse
                                  Title:  Senior Vice President


                         FIRST SECURITY BANK, N.A.,

                              by

                                   /s/  Richard I. Polver
                                 ----------------------------------------
                                 Name:  Richard I. Polver
                                 Title:  Executive Vice President



                         THE PROVIDENT BANK,

                              by
                                   /s/  Steve Touvelle
                                 ----------------------------------------
                                 Name:   Steve Touvelle
                                  Title:  Vice President



                         PROVIDENT BANK OF MARYLAND,

                              by
                                   /s/  Thomas C. Myers
                                 ----------------------------------------
                                 Name: Thomas C. Myers
                                  Title:  Vice President

                                                                       Exhibit A


                                  SCHEDULE 2.01


                                                         Revolving                                                      Total
                                                         Commitment           Term Loan         New Term Loan         Commitment
                                                        --------------      --------------      --------------      --------------
Lenders:
First Union National Bank                               $ 5,000,000.00      $         0.00      $ 7,000,000.00      $12,000,000.00
The Chase Manhattan Bank                                $ 1,250,000.00      $         0.00      $ 6,250,000.00      $ 7,500,000.00
AmSouth Bank                                            $ 2,463,503.65      $ 2,036,496.35      $         0.00      $ 4,500,000.00
Bank Austria Creditanstalt Corporate Finance, Inc.      $ 2,463,503.65      $ 2,036,496.35      $         0.00      $ 4,500,000.00
The Provident Bank                                      $ 2,463,503.65      $ 2,036,496.35      $ 5,000,000.00      $ 9,500,000.00
Fleet Capital Corporation                               $ 4,927,007.30      $ 4,072,992.70      $         0.00      $ 9,000,000.00
First Security Bank, N.A                                $ 2,463,503.65      $ 2,036,496.35      $         0.00      $ 4,500,000.00
Provident Bank of Maryland                              $ 2,463,503.65      $ 2,036,496.35      $ 3,500,000.00      $ 8,000,000.00
Bank Leumi USA                                          $ 1,505,474.45      $ 1,244,525.55      $ 2,250,000.00      $ 5,000,000.00
                                                        --------------      --------------      --------------      --------------
   Subtotal                                             $25,000,000.00      $15,500,000.00      $24,000,000.00      $64,500,000.00